                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (date of earliest event reported): September 18, 2000



                                ARIS CORPORATION
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


           WASHINGTON                      0-22649                      91-1497147
-------------------------------    ------------------------    ----------------------------
(State or Other Jurisdiction of    (Commission File Number)    (IRS Employer Identification
         Incorporation)                                                     No.)

              2229 - 112TH AVENUE N.E., BELLEVUE, WASHINGTON 98004
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (425) 372-2747
--------------------------------------------------------------------------------
               Registrant's telephone number, including area code


                                      NONE
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

        On September 18, 2000, Aris Corporation ("Aris"), through its wholly-owned subsidiary, Aris UK Limited, completed the sale of substantially all the assets of its European education operations pursuant to an Asset Purchase Agreement by and among, Aris UK Limited, Gilat Communications Ltd., John Bryce Training Ltd., Winford Management Limited and John Bryce Training (Europe) B.V. (the "Purchase Agreement").

        Pursuant to the terms of the Purchase Agreement, Aris received consideration of approximately $10.8 million consisting of approximately $6.6 million in cash and the balance in 295,454 shares of Gilat common stock. In exchange, the buyer received substantially all of the assets of Aris' UK education operations and all of the outstanding stock of Aris Computer Services GmbH, which was sold to John Bryce Training (Europe) B.V. as part of the transaction.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (b)     Pro Forma Financial Information.


                    UNAUDITED PRO FORMA FINANCIAL INFORMATION

                                ARIS CORPORATION
                   UNAUDITED CONDENSED PRO FORMA BALANCE SHEET
                               As of June 30, 2000

                      (In thousands, except for share data)

--------------------------------------------------------------------------------

                                                  CONSOLIDATED                     PRO FORMA
                                                      ARIS       UK EDUCATION     ADJUSTMENTS        PRO FORMA
                                                  ------------------------------------------------------------
Assets
Current assets:
       Cash and cash equivalents ................   $ 12,509       $   (556)      $  6,625(1)         $ 18,578
       Accounts receivable, net .................     20,778           (459)            --              20,319
       Other current assets .....................     10,720           (407)            --              10,313
                                                    ----------------------------------------------------------
            Total current assets ................     44,007         (1,422)         6,625              49,210

       Property and equipment, net ..............     11,624         (2,128)            --               9,496

       Intangible and other assets, net .........      9,927         (1,038)         4,136(2)           13,025
                                                    ----------------------------------------------------------
            Total assets ........................   $ 65,558       $ (4,588)      $ 10,761            $ 71,731
                                                    ==========================================================

Liabilities and Shareholders' Equity
Current liabilities:
       Accounts payable .........................   $  2,417       $    --        $     --            $  2,417
       Accrued liabilities ......................      7,374            --           1,910(3)            9,284
       Deferred revenue .........................      3,115         (1,015)            --               2,100
                                                    ----------------------------------------------------------
            Total current liabilities ...........     12,906         (1,015)         1,910              13,801

Commitments and contingencies
Shareholders' equity:
       Preferred stock, 5,000,000 shares
       authorized, none issued and outstanding ..
       Common stock, no par  value;
       100,000,000 shares authorized ............
       Additional paid-in capital ...............     56,862            (24)            --              56,838

       Retained earnings (accumulated deficit) ..     (3,638)        (3,549)         8,851               1,664

       Accumulated other comprehensive loss .....       (572)            --             --                (572)
                                                    ----------------------------------------------------------
            Total shareholders' equity ..........     52,652         (3,573)         8,851              57,930
                                                    ----------------------------------------------------------
            Total liabilities and
              shareholders' equity ..............   $ 65,558       $ (4,588)      $ 10,761            $ 71,731
                                                    ==========================================================

        See notes to unaudited condensed pro forma financial statements.

                                ARIS CORPORATION

             UNAUDITED CONDENSED PRO FORMA STATEMENTS OF OPERATIONS
                  FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1999
                      (In thousands, except per share data)


                                         CONSOLIDATED                                     PRO FORMA
                                             ARIS       UK EDUCATION    US EDUCATION     ADJUSTMENTS      PRO FORMA
                                         ------------   ------------    ------------     -----------      ---------
Revenue, net:
    Consulting .....................      $  74,620       $      --       $      --       $      --       $  74,620
    Training .......................         34,774         (16,826)        (17,681)             --             267
    Software .......................          8,579              --              --              --           8,579
                                          ---------       ---------       ---------       ---------       ---------
    Total revenues .................        117,973         (16,826)        (17,681)             --          83,466
Cost of revenues
    Consulting .....................         42,085              --              --              --          42,085
    Training .......................         16,508          (7,523)         (8,544)             --             441
    Software .......................          1,510              --              --              --           1,510
                                          ---------       ---------       ---------       ---------       ---------
    Total cost of revenues .........         60,103          (7,523)         (8,544)             --          44,036

Gross profit .......................         57,870          (9,303)         (9,137)             --          39,430
Selling, general and administrative
    expense ........................         50,799          (9,317)        (12,133)          1,221(4)       30,570
Amortization of intangible assets ..          2,007            (107)           (383)             --           1,517
Acquisition expenses ...............            383              --              --              --             383
Charges related to reorganization ..          6,600            (100)         (6,500)             --              --
                                          ---------       ---------       ---------       ---------       ---------
Total operating expenses ...........         59,789          (9,524)        (19,016)          1,221          32,470
                                          ---------       ---------       ---------       ---------       ---------
    Income (loss) from operations ..         (1,919)            221           9,879          (1,221)          6,960
                                          ---------       ---------       ---------       ---------       ---------

Interest income ....................            892              --             (57)             --             835
Other income (expense), net ........           (173)             --              (9)             --            (182)

    Income (loss) before income
     tax ...........................         (1,200)            221           9,813          (1,221)          7,613
Income tax expense (benefit) .......          1,323              71           2,209            (458)          3,145
                                          ---------       ---------       ---------       ---------       ---------
    Net income (loss) ..............      $  (2,523)      $     150       $   7,604       $    (763)      $   4,468
                                          =========       =========       =========       =========       =========
Basic earnings (loss) per share ....      $   (0.22)                                                      $    0.39
                                          =========                                                       =========
Weighted-average number of
    common shares - Basic ..........         11,605                                                          11,605
                                          =========                                                       =========
Diluted earnings (loss) per share ..      $   (0.22)                                                      $    0.38
                                          =========                                                       =========
Weighted-average number of
     common and potential
     common shares - Diluted .......         11,605                                                          11,889
                                          =========                                                       =========


        See notes to unaudited condensed pro forma financial statements.

                                ARIS CORPORATION

             UNAUDITED CONDENSED PRO FORMA STATEMENTS OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2000
                      (In thousands, except per share data)


                                          CONSOLIDATED        UK             US          PRO FORMA
                                              ARIS        EDUCATION      EDUCATION      ADJUSTMENTS    PRO FORMA
                                          ------------    ---------      ---------      -----------    ---------
Revenue, net:
   Consulting ............................. $ 29,036       $     --       $     --       $     --       $ 29,036
   Training ...............................   12,359         (7,007)        (5,223)            --            129
   Software ...............................    4,071             --             --             --          4,071
                                            --------       --------       --------       --------       --------
   Total revenues .........................   45,466         (7,007)        (5,223)            --         33,236
Cost of revenues
   Consulting .............................   19,683             --             --             --         19,683
   Training ...............................    5,985         (3,271)        (2,623)            --             91
   Software ...............................      679             --             --             --            679
                                            --------       --------       --------       --------       --------
   Total cost of revenues .................   26,347         (3,271)        (2,623)            --         20,453

Gross profit ..............................   19,119         (3,736)        (2,600)            --         12,783
Selling, general and
  administrative expense ..................   26,323         (3,832)        (3,319)           221(4)      19,393
Amortization of intangible assets..........    1,943            (41)           (51)            --          1,851
Charges related to reorganization..........    4,000             --         (4,000)            --             --
                                            --------       --------       --------       --------       --------
Total operating expenses ..................   32,266         (3,873)        (7,370)           221         21,244
                                            --------       --------       --------       --------       --------
   Income (loss) from operations...........  (13,147)           137          4,770           (221)        (8,461)
                                            --------       --------       --------       --------       --------
Interest income ...........................      325             --             46             --            371
Other income (expense), net ...............       44             --             (1)            --             43

   Income (loss) before income tax ........  (12,778)           137          4,815           (221)        (8,047)
Income tax expense (benefit)...............   (3,707)            44          1,122            (81)        (2,622)
                                            --------       --------       --------       --------       --------
   Net income (loss) ...................... $ (9,071)      $     93       $  3,693       $   (140)      $ (5,425)
                                            ========       ========       ========       ========       ========
Basic earnings (loss) per share............ $  (0.71)                                                   $  (0.42)
                                            ========                                                    ========
Weighted-average number of
   common shares - Basic ..................   12,820                                                      12,820
                                            ========                                                    ========
Diluted earnings (loss) per share.......... $  (0.71)                                                   $  (0.42)
                                            ========                                                    ========
Weighted-average number of
     common and potential
     common shares - Diluted...............   12,820                                                      12,820
                                            ========                                                    ========


        See notes to unaudited condensed pro forma financial statements.

                          NOTES TO UNAUDITED CONDENSED
                         PRO FORMA FINANCIAL STATEMENTS

NOTE 1 - BASIS OF PRESENTATION

        The unaudited condensed pro forma Balance Sheet and Statements of Operations give effect to the disposition by Aris Corporation ("the Company") of its European ("UK") and United States ("US") education operations on a pro forma basis. These unaudited pro forma financial statements have been prepared from the historical consolidated financial statements of the Company and should be read in conjunction therewith.

        The unaudited condensed pro forma Balance Sheet presents the financial position of the Company as of June 30, 2000 as if the UK education operations were disposed of on that date. The US education operations divestitures were completed on or before June 30, 2000 and therefore are already excluded from this information. The unaudited pro forma Statements of Operations for the year ended December 31, 1999 and the six months ended June 30, 2000 have been prepared to reflect the disposition of the US and UK education operations as if the dispositions had occurred on January 1, 1999.

        US education operations were closed or sold to former members of management. The specific information and impact on divestiture of US education operations has been previously disclosed in the 10Q for the quarters ending March 31, 2000 and June 30, 2000.

        The proceeds from the sale of UK education are approximately $10,761,000, comprised of $6,625,000 in cash and 295,454 shares of Gilat Communications, Inc., valued at $4,136,000 using the closing price of the purchaser's common stock on September 18, 2000.

        The unaudited condensed pro forma financial information is provided for illustrative purposes only and is not necessarily indicative of the results that would have been achieved had the divestitures been consummated at the dates indicated. This information is not necessarily indicative of the future operating results or financial condition of the Company after the divestitures.


NOTE 2 - PRO FORMA ADJUSTMENTS

        The following adjustments have been made to reflect the pro forma information:

        ADJUSTMENT 1: reflects the increase in the Company's cash related to the receipt of cash from the Gilat Communications, Inc. of approximately $6,625,000 for the purchase of UK education operations.

        ADJUSTMENT 2: reflects the receipt of 295,454 shares of Gilat Communications, Inc. common stock valued at $4,136,000 for the sale of UK education operations.

        ADJUSTMENT 3: reflects accrual for estimated Income tax expense of approximately $1,500,000 and other direct expenses related to the sale of the UK education operations.

        ADJUSTMENT 4: reflects reinstatement of corporate overhead costs that were previously allocated to US and UK education operations.


        (c) Exhibits.

        2.1 Asset Purchase Agreement dated August 10, 2000 by and among, Aris UK Limited, a Company incorporated in England and Wales, Gilat Communications Ltd., an Israeli corporation, John Bryce Training Ltd., an Israeli corporation, Winford Management Limited, a Company incorporated in England and Wales and John Bryce Training (Europe) B.V, a Dutch company. (Incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K dated August 31, 2000 (SEC File Number 333-25409))

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ARIS CORPORATION

                                       By:   /s/ D. Gamache
                                          ------------------------------------
                                          Diane Gamache, CPA
                                          Chief Financial Officer


Dated: October 3, 2000

                                  EXHIBIT INDEX

  Exhibit Number        Description
  --------------        -----------
        2.1             Asset Purchase Agreement dated August 10, 2000 by and among, Aris UK
                        Limited, a Company incorporated in England and Wales, Gilat
                        Communications Ltd., an Israeli corporation, John Bryce Training
                        Ltd., an Israeli corporation, Winford Management Limited, a Company incorporated in England and Wales and John Bryce Training (Europe)
                        B.V, a Dutch company. ( Incorporated by reference to Exhibit 99.1 to the
                        Current Report on Form 8-K dated August 31, 2000 (SEC File Number 333-25409))
